FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT B

Supplement dated January 25, 2024
To Prospectuses and Updating Summary Prospectuses dated May 1, 2023

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus (“Prospectus(es)”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

This Supplement describes changes to the variable investment options available in your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you have any questions or would like another copy of the current Annuity Prospectus, please call us at 1-800-879-7012.

Allspring VT International Equity Fund Closures

Effective on or about the close of business April 26, 2024 (the “Closure Date”), the Sub-accounts investing in the following Portfolios will be closed and will no longer be available as variable investment options in your Annuity. As of the Closure Date, no additional Purchase Payments or requests for transfers of Account Value into the following Portfolios will be accepted from new or existing contract Owners.
•Allspring VT International Equity Fund – Class 1
•Allspring VT International Equity Fund – Class 2

Allspring VT International Equity Fund Liquidations

Effective on or about the close of business April 30, 2024 (the “Liquidation Date”), the following Portfolios (the “Liquidating Portfolio(s)”) will be liquidated and any Account Value allocated to the Liquidating Portfolios will be transferred to the Sub-account investing in the Default Portfolio as listed below. After the Liquidation Date, all references to the Liquidating Portfolios in your Prospectus will be deleted.

Liquidating Portfolios	Default Portfolio
Allspring VT International Equity Fund - Class 1	AST Government Money Market Portfolio
Allspring VT International Equity Fund - Class 2

After the Liquidation Date, the Liquidating Portfolios will no longer exist and, unless we are instructed otherwise, any outstanding instruction we have on file that designates a Liquidating Portfolio will be deemed instruction for the Default Portfolio. This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.

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You can transfer out of a Liquidating Portfolio into an investment option available in your Annuity for a period of 90 days prior to the Liquidation Date free of charge and such transfer will not count as one of your annual free transfers under your Annuity. Also, for a period of 90 days after the Liquidation Date, any Account Value that was transferred to the Default Portfolio due to the liquidation can be transferred into an investment option available in your Annuity free of charge and will not count as one of your annual free transfers under your Annuity. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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